James Alpha Funds Trust D/B/A EASTERLY FUNDS TRUST

FUND	Class A	Class C	Class I	Class R6
Easterly Global Macro Fund	N/A	N/A	GRRIX	GRRSX
Easterly Multi Strategy Alternative Income Fund	JAAMX	JACMX	JAIMX	JASMX

(each a “Fund” and collectively the “Funds”)

Supplement dated July 12, 2022 to the Prospectus, Summary Prospectuses, and
Statement of Additional Information of the Funds, each dated December 31, 2021

This Supplement updates and supersedes any contrary information contained in the Prospectus, Summary Prospectuses, and Statement of Additional Information.

The Board of Trustees of the James Alpha Funds Trust d/b/a Easterly Funds Trust (the “Trust”), based on information provided by Easterly Funds LLC (“Easterly”), has approved a Plan of Liquidation and Dissolution (“Plan”) for each of the above-listed series (the “Funds”) of the Trust. Effective the close of business on July 13, 2022, each Fund will cease selling shares to new investors and the Funds’ investment manager, Easterly, will begin liquidation of each Fund’s investments. Existing investors in a Fund may continue to purchase Fund shares up to the Liquidation Dates, as described below. The Funds reserve the right, in their discretion, to modify the extent to which sales of shares are limited prior to the Liquidation Dates.

Pursuant to the Plan, each Fund will liquidate its investments and thereafter redeem all its outstanding shares by distribution of its assets to shareholders in amounts equal to the net asset value of each shareholder’s Fund investment after the Fund has paid or provided for all of its charges, taxes, expenses and liabilities. The Board has determined to close each Fund to new investors in advance of liquidation. Easterly anticipates that the assets of each of the Easterly Global Macro Fund and Easterly Multi Strategy Alternative Income Fund will be fully liquidated and all outstanding shares redeemed on or about August 24, 2022, and August 12, 2022, respectively (the “Liquidation Dates”). This date may be changed without notice to shareholders, as the liquidation of a Fund’s assets or winding up of a Fund’s affairs may take longer than expected.

Until the Liquidation Dates, you may continue to freely redeem your shares, including reinvested distributions, in accordance with the section in the Prospectus entitled “How to Redeem Shares.” Shareholders may also exchange their Fund shares for shares of the same class of any other Fund in the Trust open to new investors, except as described in and subject to any restrictions set forth under “Exchange Privilege” in the Prospectus.

Unless your investment in a Fund is through a tax-deferred retirement account, a redemption or exchange is subject to tax on any taxable gains. Please refer to the “Dividends and Distributions” and “Tax Consequences” sections in the Prospectus for general information. You may wish to consult your tax advisor about your particular situation.

As a result of the intent to liquidate the Funds, each Fund is expected to deviate from its stated investment strategies and policies and will no longer pursue its stated investment objective. Each Fund will begin liquidating its investment portfolio on or about the date of this Supplement and will hold cash and cash equivalents, such as money market funds, until all investments have been converted to cash and all shares have been redeemed. During this period, your investment in a Fund will not experience the gains (or losses) that would be typical if the Fund were still pursuing its investment objective.

Any capital gains will be distributed as soon as practicable to shareholders and reinvested in additional shares prior to distribution, unless you have previously requested payment in cash.

ANY LIQUIDATING DISTRIBUTION, WHICH MAY BE IN CASH OR CASH EQUIVALENTS EQUAL TO EACH RECORD SHAREHOLDER’S PROPORTIONATE INTEREST OF THE NET ASSETS OF A FUND, DUE TO THE FUND’S SHAREHOLDERS WILL BE SENT TO A FUND SHAREHOLDER’S ADDRESS OF RECORD. IF YOU HAVE QUESTIONS OR NEED ASSISTANCE, PLEASE CONTACT YOUR FINANCIAL ADVISOR DIRECTLY OR THE FUNDS AT (833) 999-2636.

IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS

If you are a retirement plan investor, you should consult your tax advisor regarding the consequences of a redemption of Fund shares. If you receive a distribution from an Individual Retirement Account or a Simplified Employee Pension (SEP) IRA, you must roll the proceeds into another Individual Retirement Account within sixty (60) days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year. If you receive a distribution from a 403(b)(7) Custodian Account (Tax-Sheltered account) or a Keogh Account, you must roll the distribution into a similar type of retirement plan within sixty (60) days in order to avoid disqualification of your plan and the severe tax consequences that it can bring. If you are the trustee of a Qualified Retirement Plan, you may reinvest the money in any way permitted by the plan and trust agreement. If you have questions or need assistance, please contact your financial advisor directly or the Funds at (833) 999-2636.

***

You should read this Supplement in conjunction with the Prospectus, Summary Prospectuses, and Statement of Additional Information, each dated December 31, 2021. Please retain this Supplement for future reference.